Business Combinations (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2012
Number of shares of Objet ordinary shares outstanding on December 1, 2012	15.4
Exchange ratio	1.0
Stratasys, Inc. shares deemed (for accounting purposes only) issued to Objet shareholders	15.4
Stratasys, Inc. closing price on December 1, 2012 merger date	$ 74.95
Total fair value of stock consideration	$ 1,158
Fair value of deemed (for accounting purposes only) conversion of Objet equity awards	183
Fair value of non-controlling interest	0.3
Total purchase price	$ 1,341